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                                                                   EXHIBIT 10.21

                           WABASH NATIONAL CORPORATION
                            2004 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

Wabash National Corporation, a Delaware corporation (the "Company"), hereby grants an option to purchase shares of its common stock, $.01 par value, (the "Stock") to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment, and in the Company's 2004 Stock Incentive Plan (the "Plan").

Grant Date:
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Name of Optionee:
                   ----------------------------------------------------

Optionee's Social Security Number:        -    -    _ (please fill in)
                                     ----- ---- -----
Number of Shares Covered by Option:
                                     ----------------

Option Price per Share:  $
                          -----------

Vesting Start Date:
                    ------------------------------------------------------------

      BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHED AGREEMENT AND IN THE PLAN, A COPY OF WHICH IS AVAILABLE ON REQUEST. YOU AGREE THAT THE PLAN WILL CONTROL IN THE EVENT ANY PROVISION OF THIS AGREEMENT SHOULD APPEAR TO BE INCONSISTENT.

Optionee:
                  --------------------------------------------------------------
                                           (Signature)

Company:
                  --------------------------------------------------------------
                                           (Signature)

                  Printed:
                         -------------------------------------------------------
                  Title:
                         -------------------------------------------------------

Attachment

This is not a stock certificate or a negotiable instrument.

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                           WABASH NATIONAL CORPORATION
                            2004 STOCK INCENTIVE PLAN

                       NONQUALIFIED STOCK OPTION AGREEMENT

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NONQUALIFIED STOCK       This option is not  intended to be an  incentive  stock
OPTION option under Section 422 of the Internal Revenue Code, and it will be interpreted accordingly.

VESTING This option is only exercisable before it expires and then only with respect to the vested portion of the option. Subject to the preceding sentence, you may exercise this option, in whole or in part, to purchase a whole number of vested shares not less than 100 shares, unless the number of shares purchased is the total number available for purchase under the option, by following the procedures set forth in the Plan and below in this Agreement.

                         Your right to purchase shares of Stock under this option vests as to:

                         -- one-third (1/3) of the total number of shares covered by this option, as shown on the cover sheet (the "Option Shares"), on the first anniversary of the Vesting Start Date ("Anniversary Date"), provided you then continue in Service.

                         -- provided you then continue in Service, one-third (1/3) of the Option Shares shall vest on the second Anniversary Date.

                         -- provided you then continue in Service, one-third (1/3) of the Option Shares shall vest on the third Anniversary Date.

                         The resulting aggregate number of vested shares will be rounded to the nearest whole number, and you cannot vest in more than the number of shares covered by this option.

TERM Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Grant Date, as shown on the cover sheet. Your option will expire earlier if your Service terminates, as described below.

REGULAR TERMINATION      If your Service  terminates for any reason,  other than
                         Death,  Disability,  Retirement, a Change in Control or
                         Termination by the Company with or without Cause,  then
                         your  option  will  expire at the close of  business at
                         Company   headquarters  on  the  90th  day  after  your
                         termination date. Any and all unvested options are forfeited as of your date of termination.

TERMINATION WITHOUT      If your service is terminated by the Company without
CAUSE                    Cause, then your vested options shall expire at the
                         close of business one (1) year
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                         after your termination date.  Any and all  unvested
                         options are  forfeited as of your date of termination.

TERMINATION FOR          If  your  Service  is  terminated  by the  Company  for
CAUSE                    Cause,  then you shall  immediately  forfeit all rights
                         to  your  option  and  the  option  shall   immediately
                         expire.

DEATH If your Service terminates because of your death, then your option will expire at the close of business at Company headquarters on the date 36 months after the date of death. During that 36 month period, your estate or heirs may exercise the vested portion of your option.

DISABILITY               If your Service terminates because of your permanent
                         and total disability, then your option will continue to vest as if your Service had not terminated and will expire at the close of business at Company headquarters on the day before the 10th anniversary of the Grant
                         Date, as shown on the cover sheet.

LEAVES OF ABSENCE        For  purposes of this  option,  your  Service  does not
                         terminate when you go on a bona fide employee leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued
                         Service crediting, or when continued Service crediting is required by applicable law. However, your Service will be treated as terminating 90 days after you went on employee leave, unless your right to return to active work is guaranteed by law or by a contract.
                         Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

                         The Company determines, in its sole discretion, which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

RETIREMENT               If your service  terminates  due to Normal  Retirement,
                         defined  as  retirement  at or after  age 65,  or Early
                         Retirement, defined as retirement at age 55 through 64 with at least three (3) years of service with the Company, your option will expire at the close of business at Company headquarters on the date that is the earlier of three (3) years from your date of retirement and the 10th Anniversary of the Grant Date, as shown on the cover sheet. Any and all unvested options as of your date of retirement are forfeited.

NOTICE OF EXERCISE       When you wish to exercise this option, you must notify
                         the Company's designated agent filing in the manner and form permitted by the designated agent.

                         If someone else wants to exercise this option after your death, that person must prove to the Company's satisfaction that he or she is
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                         entitled to do so.

FORM OF PAYMENT          When you submit your notice of  exercise, you must
                         include payment of the option price for the shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

                         - Cash, your personal check, a cashier's check, a money order or another cash equivalent acceptable to the Company.

                         - Shares of Stock which have already been owned by you for more than six (6) months and which are surrendered to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option price.

                         - By delivery (on a form prescribed by the Company or the designated agent) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate option price and any withholding taxes (if approved in advance by the Compensation Committee of the Board if you are either an executive officer or a director of the Company).

WITHHOLDING TAXES        You will not be allowed to exercise this option unless
                         you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or sale of Stock acquired under this option. In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to the exercise or sale of shares arising from this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company or any Affiliate.

TRANSFER OF OPTION       Except  as  provided  in  this  section,   during  your
                         lifetime,  only you  (or,  in the  event of your  legal
                         incapacity  or  incompetency,  your  guardian  or legal
                         representative)   may  exercise  this  option  and  the
                         option shall not be assignable or  transferable by you,
                         other than by designation of  beneficiary,  will or the
                         laws of  descent  and  distribution.  You may  transfer
                         all or part  of this  option,  not  for  value,  to any
                         Family Member,  provided that you provide prior written
                         notice to the Company,  in a form  satisfactory  to the
                         Company,  of such  transfer.  For the  purpose  of this
                         section,  a "not  for  value"  transfer  is a  transfer
                         which is (i) a gift,  (ii) a transfer  under a domestic
                         relations  order  in  settlement  of  marital  property
                         rights,  or (iii) a transfer to an entity in which more
                         than fifty  percent of the voting  interests  are owned
                         by Family  Members (or you) in exchange for an interest
                         in that entity.  Subsequent  transfers  of  transferred
                         options are  prohibited  except to your Family  Members
                         in accordance  with this section or by will or
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                         the laws of   descent   and  distribution. The events
                         of termination of the Service  this   Agreement   shall
                         continue to be applied with  respect to you,  following
                         which  the   option   shall  be   exercisable   by  the
                         transferee only to the extent, and for the periods specified in herein.

RETENTION RIGHT          Neither your option nor this Agreement gives you the
                         right to be retained by the Company (or any Parent, Subsidiaries or Affiliates) in any capacity. The
                         Company (and any Parent, Subsidiaries or Affiliates) reserves the right to terminate your Service at any time and for any reason.

SHAREHOLDER RIGHTS       You, or your designated beneficiary, estate or heirs,
                         have no rights as a shareholder of the Company until a certificate for your option's shares has been issued
                         (or an appropriate book entry has been made). No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued (or an appropriate book entry has been made), except as described in the Plan.

FORFEITURE OF RIGHTS     The  Company  at any time shall have the right to cause
                         a  forfeiture  of your  rights on account of you taking
                         actions  in  competition   with  the  Company.   Unless
                         otherwise   specified   in  an   employment   or  other
                         agreement   between  the  Company  and  you,  you  take
                         actions  in   competition   with  the  Company  if  you
                         directly or indirectly  own any interest in,  operates,
                         joins,   controls   or   participates   as  a  partner,
                         director,  principal, officer, or agent of, enters into
                         the   employment  of,  acts  as  a  consultant  to,  or
                         performs  any  services   for,  any  entity  which  has
                         material operations which compete with any business in which the Company or any of its Subsidiaries is engaged during your employment with the Company or any of its Affiliates or at the time of your termination of Service.

ADJUSTMENTS              In the event of a stock split, a stock dividend or a
                         similar change in the Stock, the number of shares covered by this option and the option price per share shall be adjusted (and rounded down to the nearest whole number) if required pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

APPLICABLE LAW           This Agreement will be interpreted and enforced under
                         the laws of the State of Indiana, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

THE PLAN The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the
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                         Plan, and have the meaning set forth in the
                         Plan.

                         This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

DATA PRIVACY             In  order to  administer  the  Plan,  the  Company  may
                         process  personal  data about you.  Such data  includes
                         but is not limited to the information  provided in this
                         Agreement and any changes  thereto,  other  appropriate
                         personal  and  financial  data  about  you such as home
                         address  and  business   addresses  and  other  contact
                         information,   payroll   information   and  any   other
                         information that might be deemed appropriate by the Company to facilitate the administration of the Plan.

                         By accepting this option, you give explicit consent to the Company to process any such personal data. You also give explicit consent to the Company to transfer any such personal data outside the country in which you work or are employed, including, with respect to non-U.S. resident Optionees, to the United States, to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

CONSENT TO ELECTRONIC    The Company may choose to deliver certain statutory
DELIVERY                 materials relating to the Plan in electronic form. By
                         accepting this option grant you agree that the Company may deliver the Plan prospectus and the Company's annual report to you in an electronic format. If at any time you would prefer to receive paper copies of these documents, as you are entitled to, the Company would be pleased to provide copies. Please contact the Company's
                         Human Resources Department to request paper copies of these documents.

                         This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.
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      BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE
      TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.